Exhibit 99.1

Bressner Technology GmbH

FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS’ REPORT

AS OF AND FOR THE YEARS ENDED

DECEMBER 31, 2017 AND 2016

Bressner Technology GmbH

1.	Auditors Opinion

INDEPENDENT AUDITORS’ REPORT

One Stop Systems, Inc.

2235 Enterprise Street #110

Escondido, CA 92029

United States of America

Bressner Technology GmbH

Industriestr. 51

82194 Gröbenzell

Germany

We have audited the accompanying financial statements of Bressner Technology GmbH (the “Company”), which comprise the balance sheets as of December 31, 2017 and 2016, and the related statements of income for the years then ended and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the Federal Republic of Germany; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations in accordance with accounting principles generally accepted in the Federal Republic of Germany.

Emphasis of Matter – Reconciliation to US GAAP

We draw attention to Footnotes 5-10, which reconcile the results for the periods from accounting principles generally accepted in the Federal Republic of Germany (German Generally Accepted Accounting Principles) to the accounting principles generally accepted in the United States of America (U.S. GAAP) due to significant differences that exist between German Generally Accepted Accounting Principles and US GAAP. Our opinion is not modified with respect to this matter.

Emphasis of Matter – Acquisition of the Company

On October 31, 2018, the Company was acquired by One Stop Systems, Inc., a publicly-traded company.

Munich/Germany, 13 December 2018

BDO AG

Wirtschaftsprüfungsgesellschaft

/s/ Uwe Braunschläger	/s/ Frank Werne
Uwe Braunschläger	Frank Werner
Wirtschaftsprüfer, CPA	Wirtschaftsprüfer
(German Public Auditor)	(German Public Auditor)

2.	Balance Sheets according to local GAAP

	31.12.2017	31.12.2016
	€	€
A. FIXED ASSETS
I. Intangible assets
1. Software	8.788	4.621
2. Prepayment for software	108.942	48.990
II. Property, plant and equipment
Fixtures, fittings and equipment	113.330	133.421
Total fixed assets	231.060	187.032
B. CURRENT ASSETS
I. Inventories
1. Finished goods	2.676.919	1.316.619
2. Advance payments	86.026	99.408
II. Accounts receivable and other assets
1. Accounts receivable from trading	1.851.563	2.012.780
2. Other assets	32.783	64.133
Total current assets	4.647.291	3.492.940
III. Cash on hand and cash in banks	249.673	179.551
C. DEFERRED CHARGES AND PREPAID EXPENSES	32.439	19.447
	5.160.463	3.878.970

	31.12.2017	31.12.2016
	€	€
A. STOCKHOLDERS' EQUITY
I. Capital subscribed	30.000	30.000
II. Capital reserve	56.425	56.425
III. Earnings reserves	485.000	485.000
IV. Retained earnings	2.005.331	1.563.860
Total shareholders` equity	2.576.756	2.135.285
B. PROVISIONS AND ACCRUED LIABILITIES
1. Accrued taxes	39.287	160.003
2. Other provisions and accrued liabilities	566.475	709.386
C. LIABILITIES
1. Liabilities due to banks	1.668.229	437.501
2. Advance payments received on account of orders	4.871	9.327
3. Trade accounts payable	31.965	132.351
4. Other liabilities	272.880	295.117
thereof taxes Euro 251.601 (PY 192.984)
thereof for social security Euro 790 (PY 1.532)
Total liabilities	2.583.707	1.743.685
	5.160.463	3.878.970

3.	Statements of Income according to local GAAP

	31.12.2017	31.12.2016
	€	€
1. Sales	14.809.282	14.690.751
2. Other operating income	423.713	428.671
3. Cost of materials
a) Cost of supplies	-10.716.468	-10.989.629
b) Cost of purchased services	-26.154	-181
4. Personnel expenses
a) Wages and salaries	-1.824.406	-1.758.172
b) Social security, pension and other benefit costs	-337.015	-345.759
5. Depreciation	-45.316	-50.636
6. Other operating expenses	-1.290.921	-1.147.658
7. Interest and similar expenses	-35.530	-28.200
8. Taxes on income	-263.244	-222.266
9. Other taxes	-2.470	-2.840
10. Net income	691.471	574.081
11. Net income from prior years	1.563.860	1.189.779
12. Profit distributions	-250.000	-200.000
13. Retained earnings	2.005.331	1.563.860

4.	Notes according to local GAAP

I. General disclosures to the financial statements

The financial statements as of 31 December 2017 and 2016 were prepared in accordance with the regulations of the German Commercial Code (HGB) and the Limited Liability Company Act (GmbHG).

In 2017 and 2016 the company is a small-sized corporation in accordance with § 267 HGB and exercises the exemptions for small-sized corporations as stipulated in § 288 HGB.

The Company's financial year corresponds to the calendar year.

II. Disclosures to the accounting and valuation methods

a. General disclosures

The financial statements have been prepared subject to the general statement regulations set out in sections 246-251 HGB and also subject to the special statement regulations for corporations, sections 268-274a, 276-278, and subject to the general valuation regulations of sections 252-256 HGB.

The classification of the balance sheet and the income statement was made in accordance to §§ 266, 275 HGB and § 42 GmbHG. The income statement was prepared in accordance with the total cost method. The financial statements were prepared under the assumption of going concern in accordance with § 252 sec. 1 no. 2 HGB.

The accounting and valuation methods have remained unchanged compared to the previous year, except where new knowledge required a diverging valuation.

b. Disclosures to individual balance sheet items

Intangible assets acquired in return for payment are recognized at cost and are subject to straight-line amortization over the course of their expected useful lives of 3 to 5 years.

Tangible assets are recognized at cost, less accumulated depreciation and are depreciated on a straight-line basis according to their expected useful lives of 3 to 13 years.

Low-cost assets with an individual acquisition cost of up to EUR 410 are depreciated immediately. It is assumed that they are disposed of within the fiscal year.

Inventories are recognized at acquisition or at manufacturing cost according to § 255 sec. 2 HGB. Appropriate valuation allowances were made for inventory risks resulting from the duration of storage and marketability.

Receivables and other assets are stated at their nominal value or fair value. Appropriate individual value adjustments were made for recognizable risks. The general credit risk inherent in trade receivables is covered by a general allowance taken on the net receivables that have not been individually adjusted for specific circumstances already.

Cash in hand and bank balances are recognized at nominal value.

The Company‘s subscribed capital amounts to EUR 30.000 and remains unchanged compared to the previous year.

Provisions consider all identifiable contingent liabilities and are set up in the amount necessary for repayment in accordance with reasonable commercial judgment. Provisions due after more than one year are discounted at average market interest rate (published by the Federal Bank of Germany) in accordance with their residual term. In particular, other provisions take into account obligations from warranties and royalties.

Liabilities are recognized with the amount repayable.

Assets and liabilities denominated in foreign currencies are translated at the mean spot exchange rate prevailing on the balance sheet date following the principles of § 256a HGB.

III. Further comments on the balance sheet

Other assets contain items with a remaining term of more than one year in the amount of EUR 22.445 (prior year: EUR 35.087). All other receivables and other assets fall due within one year.

The balance sheet profit includes retained earnings in the amount of EUR 1.313.860.

Liabilities with a remaining term of up to one year amount to EUR 1.311.007 (prior year: EUR 482.976), while liabilities with a remaining term of more than one year and up to five years amount to EUR 666.937 (prior year: EUR: 391.321).

Other financial obligations in the amount of EUR 150.967 result from the rental contract for the office and storage units in Gröbenzell and from software updates.

Currency forwards were used for hedging foreign currency risks. Arising losses as of balance sheet date will be shown on the balance sheet.

IV. Other mandatory disclosures

In the financial year the company had an average of 25 employees.

The company is legally represented by:

Mrs. Claudia Bressner, Managing Director (till 3 April 2017)

Mr. Josef Bressner, Managing Director

Mr. Martin Stiborski, Managing Director

Gröbenzell, 12 October 2018
Josef Bressner	Martin Stiborski

5.	German GAAP / US-GAAP reconciliation of the balance sheet as of December 31, 2017

Assets
	German GAAP	Reconciliation	US-GAAP	Note
	€	€	€
Current assets
Cash and cash equivalents	249.673	-	249.673
Accounts receivables	1.851.564	8.601	1.860.165	A
Inventories	2.762.944	-86.025	2.676.919	B
Prepaid expenses and other assets	65.222	194.967	260.189	B

Total current assets	4.929.403	117.543	5.046.946
Property, plant and equipment, net	122.118	-	122.118
Internally developed software	-	138.160	138.160	C
Other intangible assets, net	108.942	-108.942	-	B
Total assets	5.160.463	146.761	5.307.224

Liabilities
	German GAAP	Reconciliation	US-GAAP	Note
	€	€	€
Current Liabilities
Accounts payable	31.965	-	31.965
Accrued expenses and other liabilities	277.751	27.195	304.946	D
Tax and other provisions	605.762	-	605.762
Current portion of long-term debt	201.292	-	201.292
Total current liabilities	1.116.770	27.195	1.143.965
Long-term debt	1.466.937	-	1.466.937
Deferred tax liability	-	36.940	36.940	E
Stockholders’ equity:
Common stock	30.000	-	30.000
Additional paid in capital	56.425	-	56.425
Retained earnings	2.490.331	82.626	2.572.957	F
Total stockholders’ equity	2.576.756	82.626	2.659.382
Total liabilities and stockholders’ equity	5.160.463	146.761	5.307.224

General Note:

The grouping of the balance sheet accounts under German GAAP differs from the US-GAAP classification of accounts. For the purpose of reconciliation, the balance sheet accounts for German GAAP have been re-grouped to follow the US-GAAP classification.

Note A:

In German-GAAP a general bad-debt provision in the amount of € 8.601 was recognized without regard to specific risk or age of receivables.

Note B:

We reconciled € 86.026 from the inventories and € 108.942 from other assets. The two amounts represent advance payments made.

Note C:

The requirement for capitalization of internally developed software was met under FASB ASC 985-20-25, Costs of Software to be Sold, Leased, or Marketed.  The completion of development was determined to have occurred in January 2106, resulting in €193.000 of labor costs capitalized.  The adjustment amount at yearend is net of accumulated amortization during the year.  Costs for research and development prior to achievement of technological feasibility, as well as costs associated with marketing and selling the software, have been expensed as incurred. The management estimates the duration of use to be seven years.

Note D:

Unrealized losses on forward exchange contracts were recognized as liabilities in the amount of € 27.195.

Note E:

The below outlines local GAAP to US-GAAP differences resulting in deferred tax impacts in the respective amounts, using an average tax rate of 30%:

Discounting of provisions	3.650
Internally developed software	41.448
Unrealized gains and losses	-8.158
Total	36.940

Note F:

Difference is due to accumulated result of reconciliation adjustments impacting the Statements of Income.

6.	German GAAP / US-GAAP reconciliation of the balance sheet as of December 31, 2016

Assets
	German GAAP	Reconciliation	US-GAAP	Note
	€	€	€
Current assets
Cash and cash equivalents	179.551	-	179.551
Accounts receivables	2.012.780	9.356	2.022.136	A
Inventories	1.416.027	-99.408	1.316.619	B
Prepaid expenses and other assets	83.580	203.911	287.491	B
Total current assets	3.691,938	113.859	3.805.797
Property, plant and equipment, net	138.042	-	138.042
Internally developed software	-	165.792	165.792	C
Other intangible assets, net	48.990	-48.990	-	B
Total assets	3.878.970	230.661	4.109.631

Liabilities
	German GAAP	Reconciliation	US-GAAP	Note
	€	€	€
Current Liabilities
Accounts payable	132.350	-	132.350
Accrued expenses and other liabilities	304.445	98.720	403.165	D
Tax and other provisions	869.389	-88.381	781.008	D
Current portion of long-term debt	46.180	-	46.180
Total current liabilities	1.352.364	10.339	1.362.703
Long-term debt	391.321	-	391.321
Deferred tax liability	-	66.782	66.782	E
Stockholders’ equity:
Common stock	30.000	-	30.000
Additional paid-in capital	56.425	-	56.425
Retained earnings	2.048.860	153.540	2.202.400	F
Total stockholders’ equity	2.135.285	153.540	2.288.825
Total liabilities and stockholders’ equity	3.878.970	230.661	4.109.631

General Note:

The grouping of the balance sheet accounts under German GAAP differs from the US-GAAP classification of accounts. For the purpose of reconciliation, the balance sheet accounts for German GAAP have been re-grouped to follow the US-GAAP classification.

Note A:

In German-GAAP a general bad-debt provision in the amount of € 9.356 was recognized without regard to specific risk or age of receivables.

Note B:

In addition to German GAAP the account contains unrealized gains on forward exchange contracts in the amount of € 55.513. Furthermore, we reconciled € 99.408 from the inventories and € 48.990 from other assets. The last two amounts represent advance payments made.

Note C:

The requirement for capitalization of internally developed software was met under FASB ASC 985-20-25, Costs of Software to be Sold, Leased, or Marketed.  The completion of development was determined to have occurred in January 2106, resulting in €193.000 of labor costs capitalized.  The adjustment amount at yearend is net of accumulated amortization during the year.  Costs for research and development prior to achievement of technological feasibility, as well as costs associated with marketing and selling the software, have been expensed as incurred. The management estimates the duration of use to be seven years.

Note D:

We reclassified for US-GAAP purposes € 88.381 from other provisions to other liabilities. The amount includes outstanding invoices for goods already received. In addition, unrealized losses on forward exchange contracts were recognized as liabilities in the amount of € 10.339.

Note E:
The account contents under US-GAAP for the following causes deferred taxes in the respective amount:

Discounting of provisions	3.492
Internally developed software	49.738
Unrealized gains and losses	13.552
Total	66.782

Note F:
Difference is due to accumulated result of reconciliation adjustments impacting the Statements of Income.

7.	German GAAP / US-GAAP reconciliation of the income statement as of December 31, 2017

	German GAAP	Reconciliation	US-GAAP	Note
	€	€	€
Net revenue	14.809.282	-	14.809.282
Cost of Sales	-11.206.542	-27.632	-11.234.174	A
Gross profit	3.602.740	-27.632	3.575.108
Selling and marketing	-1.343.822		-1.343.822	B
General expenses	-1.365.081	-755	1.365.836
Research and development expenses	-280.831	-	-280.831
Other income (expenses):
Other income	377.239	-72.368	304.871	C
Interest expenses	-35.530	-	-35.530
Income before provisions for income taxes	954.715	-100.755	853.960
Income taxes	-263.244	29.841	-233.403	D
Net income	691.471	-70.914	620.557

General Note:

The profit and loss accounting under German GAAP follows the total cost accounting method, whereas US-GAAP requires the cost of sales method. The classification of the profit and loss statement under German GAAP as shown in the financial statements has been adjusted to the cost of sales method for the purpose of this reconciliation.

Note A:

The difference is due to depreciation of the internally developed software.

Note B:

The amount of € 755 reflects the correction of bad debt expenses during the year.

Note C:

The differences rise from unrealized gains and losses on forward exchange contracts, which are not realized under German GAAP but recognized through profit and loss under U.S. GAAP.

Note D:

The amount of € 29.841 reflects the income statement effect of the change in deferred taxes of the year.

8.	German GAAP / US-GAAP reconciliation of the income statement as of December 31, 2016

	German GAAP	Reconciliation	US-GAAP	Note
			€
Net revenue	14.690.751	-	14.690.751
Cost of Sales	-11.453.116	-27.632	-11.480.748	A
Gross profit	3.237.635	-27.632	3.210.003
Selling and marketing	-2.546.537	5.035	-2.541.502	B
General expenses
Research and development expenses	-273.197	-	-273.197
Other income (expenses):
Other income	406.646	45.174	451.820	C
Interest expenses	-28.200	-	-28.200
Income before provisions for income taxes	796.347	22.577	818.924
Income taxes	-222.266	1.181	-221.085	D
Net income	574.081	23.758	597.839

General Note:

The profit and loss statement under German GAAP follows the total cost accounting method, whereas US-GAAP requires the cost of sales method. The classification of the profit and loss statement under German GAAP as shown in the financial statements has been adjusted to the cost of sales method for the purpose of this reconciliation.

Note A:

The difference is due to depreciation of the internally developed software.

Note B:

The amount of € 5.035 reflects the correction of bad debt expenses during the year.

Note C:

The differences rise from unrealized gains and losses on forward exchange contracts, which are not realized under German GAAP but recognized through profit and loss under U.S. GAAP.

Note D:

The amount of € 1.181 reflects the income statement effect of the change in deferred taxes of the year.

9.	Statements of Cash Flows

	31.12.2017	31.12.2016
	€	€
Cash flows from operating activities:
Net income	620.557	597.839
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	72.948	78.268
Provisions for bad debts	20.194	-12.049
Changes in operating assets and liabilities:
Decrease / (Increase) in accounts receivables and other assets	176.864	-1.202.209
(Increase) / Decrease in inventories	-1.360.299	1.095.316
(Increase) in prepaid expenses and other expenses	-7.785	-120.122
(Decrease) in accounts payables	-100.386	-436.631
(Decrease) / Increase in accrued expenses and other liabilities	-98.220	192.349
(Decrease) / Increase in deferred tax	-29.841	1.181
(Decrease) / Increase in tax and other provisions	-175.246	71.775
Net cash (used in) provided by operating activities:	-881.214	265.717

Cash flows from investing activities:
Purchase of property and equipment	-29.391	-19.348
Net cash used in investing activities:	-29.391	-19.348

Cash flows from financing activities:
Proceeds from bank loans	1.355.111	250.000
Repayment of bank loans	-124.384	-473.042
Dividends paid	-250.000	-200.000
Net cash provided by (used in) financing activities:	980.727	-423.042

Net change in cash	70.122	-176.673
Cash at the beginning period	179.551	356.224
Cash at the end of the period	249.673	179.551

Note:

The cash flow statement is not required for German GAAP. The cash flow activities are prepared on US GAAP figures.

10.	Statement of Stockholder’s Equity

	Common Stock	Additional paid-in capital	Retained Earnings	Stockholders' Equity
	€	€	€	€
Balance December 31, 2015	30.000	56.425	1.804.561	1.890.986
Stockholder distributions	-	-	-200.000	-200.000
Net Income	-	-	597.839	597.839
Balance, December 31, 2016	30.000	56.425	2.202.400	2.288.825
Stockholder distributions	-	-	-250.000	-250.000
Net income	-	-	620.557	620.557
Balance, December 31, 2017	30.000	56.425	2.572.957	2.659.382

The Statement of Stockholders’ Equity is not required for German GAAP. The statement activities are prepared on U.S. GAAP figures.